UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2007



                             STRATAGENE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                      000-50786            33-0683641
 (State or Other Jurisdiction        (Commission         (IRS Employer
       of Incorporation)             File Number)      Identification No.)


   11011 North Torrey Pines Road, La Jolla, California              92037
         (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (858) 373-6300

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         (Former Name or Former Address, if Changed Since Last Report.)


       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

         This Current Report on Form 8-K is filed by Stratagene Corporation, a Delaware corporation (the "Company"), in connection with the matters described herein.

Item 8.01.        Other Events.

         On May 15, 2007, the Company issued a press release relating to its financial results for the quarter ended March 31, 2007 and its pending merger with a wholly owned subsidiary of Agilent Technologies Inc. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits.

         (c)  Exhibits.



         Exhibit
         Number   Description of Exhibit
         ------   ----------------------

         99.1     Press Release issued by Stratagene Corporation on May 15, 2007


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 15, 2007                STRATAGENE CORPORATION




                                   By:     /s/  STEVE MARTIN
                                       ----------------------------------------
                                   Name:    Steve Martin
                                   Title:   Vice President and
                                            Chief Financial Officer


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

                                  EXHIBIT INDEX

Exhibit
Number   Description of Exhibit
------   ----------------------

99.1     Press Release issued by Stratagene Corporation on May 15, 2007

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